                        OPTION GRANT NOTICE AND AGREEMENT

          RenaissanceRe Holdings, Ltd. (the "Company"), pursuant to its Amended and Restated Non-Employee Director Stock Plan, as amended and restated effective
June 1, 2002 (the "Plan"), hereby grants to the Holder options (the "Options")
to purchase the number of Shares set forth below. The Options are subject to all of the terms and conditions set forth herein, as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety.
Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Grant Notice and
Agreement (this "Grant Notice"), the Plan shall govern and control.

HOLDER:                            ______________

DATE OF GRANT:                     ______________

NUMBER OF SHARES UNDERLYING
THE OPTIONS:                       ______________

EXERCISE PRICE PER SHARE
                                   $_____________

EXPIRATION DATE:                   ______________

VESTING SCHEDULE:                  Subject to the Holder's continued membership
                                   on the Board, the Options shall vest and
                                   become exercisable as to one-third (1/3) of
                                   the Shares on each of the first, second and
                                   third anniversaries of the Date of Grant.

TERMINATION OF MEMBERSHIP:         In the event of a termination of the Holder's
                                   membership on the Board (i) by reason of the
                                   death or permanent disability of the Holder,
                                   or (ii) if the Holder is requested, by the
                                   Board, to resign Holder's membership on the
                                   Board for any reason other than for cause,
                                   including without limitation because of
                                   Holder's resignation in conjunction with
                                   guidelines or policies of the Board with
                                   respect to retirement age, all Options which
                                   have not vested as of the date of such
                                   termination shall become immediately vested.
                                   In the event of a termination of the Holder's
                                   membership on the Board (i) for cause, or
                                   (ii) by the Holder on his or her own accord,
                                   all Options which have not vested as of the
                                   date of such termination shall be forfeited
                                   as of such date.

                                   The Holder shall have a period of up to 90
                                   days within which to exercise any Options
                                   which were vested as of the date of
                                   termination. Any Options that are not
                                   exercised within the

                                   permissible exercise periods shall lapse and
                                   be cancelled to the extent not so exercised

ADDITIONAL TERMS:                  Options shall be subject to the following
                                   additional terms:

                                   o  Each Share purchased through the exercise
                                      of Options shall be paid for in full at
                                      the time of exercise (i) in cash or cash
                                      equivalents, (ii) by tendering previously
                                      owned Shares with a Fair Market Value
                                      equal to the exercise price, (iii)
                                      pursuant to brokerage arrangements
                                      approved by the Board providing for
                                      simultaneous exercise of Options and sale
                                      of Shares, or (iv) by any combination of
                                      (i) through (iii) above.

                                   o  As promptly as practical after the
                                      Holder's Options are exercised and fully
                                      payment of such purchase price and any
                                      required income tax withholding amount is
                                      received, the Company shall issue or
                                      transfer to the Holder the number of
                                      Shares with respect to which Options have
                                      been so exercised, and shall cause the
                                      Shares to be registered in the Holder's
                                      name.

                                   o  The Company shall have the right with
                                      respect to tax withholding in accordance
                                      with Section 8 of the Plan, the terms of
                                      which are incorporated herein by reference
                                      and made a part hereof.

                                   o  The Options granted hereunder are not
                                      intended to be incentive stock options
                                      within the meaning of Section 422 of the
                                      Code.

                                   o  This Grant Notice does not confer upon the
                                      Holder any right to continue to serve as a
                                      director of the Company.

                                   o  This Grant Notice shall be construed and
                                      interpreted in accordance with the laws of
                                      Bermuda, without regard to the principles
                                      of conflicts of law thereof.

                  [Signatures to appear on the following page.]

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS
CONDITION TO THE GRANT OF OPTIONS UNDER THIS GRANT NOTICE, AGREES TO BE BOUND BY
THE TERMS OF BOTH THE GRANT NOTICE AND THE PLAN.

RENAISSANCERE HOLDINGS LTD.                   HOLDER

By:
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                Signature                                 Signature

Title:                                        Date:
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Date:
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